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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



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                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                       THE SECURITIES EXCHANGE ACT OF 1934
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                        COMMISSION FILE NUMBER: 333-51628


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                           HEALTH SCIENCES GROUP, INC.
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             (Exact Name of registrant as specified in its charter)









        COLORADO                      91-2079221                   7375
(State or other jurisdiction         (IRS Employer          (Primary Standard
    of incorporation)            Identification Number)         Industrial
                                                            Classification Code)



                              Howard Hughes Center
                          6080 Center Drive, 6th Floor
                              Los Angeles, CA 90045
                                 (310) 242-6700
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)



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ITEM 2. DISPOSITION OF ASSETS.

            On April 26, 2002, Health Sciences Group, Inc., a Colorado corporation (the "Registrant"), and International Pharmaceutical Group, LLC ("IPG") agreed to rescinded the Stock Purchase Agreement previously executed on September 7, 2001 for a 24.4% interest in Biofarm, S.A., a Romanian pharmaceutical company ("Biofarm"). Pursuant to the Rescission Agreement, the Registrant and IPG have determined that Mr. Harbinder Singh Branch (a/k/a Harry
S. Branch), the Managing Member of IPG and former Chairman of the Registrant, either individually or through an affiliate, could not facilitate the acquisition of the remaining outstanding shares of Biofarm by the Registrant; and with respect to the strategic direction of the Registrant, Branch was unable to provide operational and or advisory services to Health Sciences Group, Inc. In connection with the rescission, the Registrant retired 1,700,000 shares of its common stock, previously issued to Harry S. Branch as part of the Stock Purchase Agreement.

ITEM 5. OTHER EVENTS.

         On April 26, 2002 and effective immediately, Harry S. Branch resigned as the Chairman of the Board of Directors of Health Sciences Group, Inc. and Messrs. Fred E. Tannous and Bill Glaser assumed the roles of Co-Chairmen.

ITEM 7. EXHIBITS.

16.1 Rescission Agreement between Health Sciences Group, Inc., International Pharmaceutical Group, Inc. (IPG), and Harbinder Singh Branch as Managing Member of IPG, dated April 26, 2002

16.2     Resignation Letter from Harbinder Singh Branch dated April 26, 2002


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     HEALTH SCIENCES GROUP, INC.

Dated:  May 13, 2002                 By: /s/ Fred E. Tannous
                                         ---------------------------------------
                                         Fred E. Tannous
                                         Chief Executive Officer,
                                         Principal Financial Officer,
                                         and Co-Chairman


Dated:  May 13, 2002                 By: /s/ Bill Glaser
                                         ---------------------------------------
                                         Bill Glaser
                                         President, Secretary, and Co-Chairman


Dated:  May 13, 2002                 By: /s/ David Johnson
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                                         David Johnson
                                         Controller

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